                                                                    Exhibit 99.3


USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                  ----------   -------------------------------------------------
REVENUE                             1999                           2000
                                  ----------   -------------------------------------------------
                                    YE 12/31      Q1       Q2         Q3        Q4      YE 12/31
                                    --------      --       --         --        --      --------
OPERATING BUSINESSES

HSN - U.S.**                       $  1,332.9 $  358.5  $  344.0  $  368.8  $  455.8  $  1,527.0
Ticketing                               442.7    128.0     143.0     124.9     122.7       518.6
Hotel Reservations                      161.8     55.3      78.1      94.6     100.0       328.0
Expedia (transaction pending)            73.0     33.2      37.0      42.1      44.4       156.7
Precision Response                      215.9     69.6      70.2      70.2      72.1       282.1
Personals                                 9.0      6.9       7.5       7.6       7.2        29.2
                                   ---------- --------  --------  --------  --------  ----------
  SUB-TOTAL                           2,235.4    651.4     679.7     708.2     802.2     2,841.5


EMERGING BUSINESSES

Citysearch and related                   27.3     10.1      12.8      14.0      14.0        50.8
HSN - international and other           175.7     69.6      60.8      67.2      83.4       281.0
ECS/Styleclick                           55.4     12.5      10.1      12.5      13.4        48.5
                                   ---------- --------  --------  --------  --------  ----------
  SUB-TOTAL                             258.4     92.2      83.6      93.6     110.9       380.3
                                   ---------- --------  --------  --------  --------  ----------
Non-recurring items                       6.9       --        --        --        --          --
Foreign exchange conversion                --     (7.9)     (6.7)     (8.9)    (11.8)      (35.3)
Disengaged HSN Homes**                     --      0.0       0.0       0.0       6.2         6.2
Intersegment Elimination                   --       --        --        --        --          --
                                   ---------- --------  --------  --------  --------  ----------
  TOTAL                            $  2,500.7 $  735.8  $  756.6  $  792.9  $  907.5  $  3,192.8
                                   ========== ========  ========  ========  ========  ==========

USA ENTERTAINMENT

USA Network                        $    757.7 $  196.9  $  207.9  $  200.0  $  199.4  $    804.2
Sci-Fi Channel                          198.5     62.4      70.7      64.1      77.8       274.9
Studios, net                            348.6    119.6     110.5      71.0     144.9       446.0
Trio, NWI, Crime, other emerging          1.2      0.6       3.7       8.6       7.5        20.3
USA Films                                82.1     30.3      20.8      14.5      20.5        86.1
                                   ---------- --------  --------  --------  --------  ----------
  SUB-TOTAL                           1,387.9    409.8     413.5     358.1     450.1     1,631.5
                                   ---------- --------  --------  --------  --------  ----------


                                  ----------------------------------------------------
REVENUE                                              2001
                                  ----------------------------------------------------
                                       Q1      Q2         Q3         Q4       YE 12/31
                                       --      --         --         --       --------
OPERATING BUSINESSES

HSN - U.S.**                      $  385.4  $  381.8  $  396.4  $    495.3  $  1,549.9**
Ticketing                            150.1     163.9     133.9       131.8       579.7
Hotel Reservations                   105.3     138.3     151.2       141.7       536.5
Expedia (transaction pending)         57.2      78.5      79.5        81.8       296.9
Precision Response                    80.7      75.6      72.6        69.8       298.7
Personals                              8.5      10.7      12.5        17.6        49.2
                                  --------  --------  --------  ----------  ----------
  SUB-TOTAL                          787.2     848.8     846.1       937.8     3,310.9


EMERGING BUSINESSES

Citysearch and related                12.4      12.4      11.1        10.3        46.1
HSN - international and other         83.4      87.7      66.1        82.2       319.4
ECS/Styleclick                         8.6       7.8       5.4        12.4        34.2
                                  --------  --------  --------  ----------  ----------
  SUB-TOTAL                          104.4     107.9      82.6       104.9       399.8
                                  --------  --------  --------  ----------  ----------
Non-recurring items                     --        --                   0.0         0.0
Foreign exchange conversion          (13.7)    (13.8)     (9.1)      (10.2)      (46.9)
Disengaged HSN Homes**                 0.0       0.0       0.0         0.0       109.0**
Intersegment Elimination                --      (2.6)     (2.3)       (2.2)       (7.1)
                                  --------  --------  --------  ----------  ----------
  TOTAL                           $  877.9  $  940.3  $  917.3   $ 1,030.3  $  3,765.8
                                  ========  ========  ========  ==========  ==========

USA ENTERTAINMENT

USA Network                       $  214.1  $  220.6  $  213.8   $   184.7  $    833.3
Sci-Fi Channel                        69.3      70.0      63.1        71.4       273.9
Studios, net                         151.5     152.5     121.1       100.9       526.0
Trio, NWI, Crime, other emerging       6.2       6.2       5.8         6.0        24.1
USA Films                             51.0      62.6      16.0        37.5       167.0
                                  --------  --------  --------  ----------  ----------
  SUB-TOTAL                          492.1     511.8     419.8       400.5     1,824.3
                                  --------  --------  --------  ----------  ----------



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. ** Quarterly HSN disengagement amounts will be pro forma'd fully beginning in 2002.
As filed with the Securities and Exchange Commission on January 29, 2002.

    THESE REVENUE FIGURES ARE PRO FORMA FOR PENDING EXPEDIA AND VIVENDI
                          TRANSACTIONS.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                  ----------   ----------------------------------------------
EBITDA                                1999                           2000
                                  ----------   ----------------------------------------------
                                    YE 12/31      Q1       Q2         Q3        Q4   YE 12/31
                                    --------      --       --         --        --   --------
OPERATING BUSINESSES

HSN - U.S.**                       $  214.7  $   49.4  $   52.6  $   53.9  $   73.8  $  229.6
Ticketing                              93.3      27.4      31.6      16.7      24.4     100.0
Hotel Reservations                     24.2       8.2      12.9      13.9      17.6      52.6
Expedia (transaction pending)         (44.3)    (21.3)    (12.4)     (2.2)     (2.9)    (38.8)
Precision Response                     30.4       9.5      11.9      12.2      11.0      44.6
Personals                              (0.4)      0.9       1.7       2.3       1.4       6.3
Corporate and other                   (36.1)     (9.6)     (6.8)     (7.5)     (6.0)    (29.9)
                                   --------  --------  --------  --------  --------  --------
  SUB-TOTAL                           281.7      64.4      91.4      89.3     119.4     364.5

EMERGING BUSINESSES

Citysearch and related                (60.4)    (18.3)    (16.9)    (16.3)    (12.4)    (63.9)
HSN - international and other          11.8       7.2       2.3       1.2       4.1      14.7
ECS/Styleclick                        (56.0)    (16.3)    (21.4)    (16.7)    (16.8)    (71.2)
                                   --------  --------  --------  --------  --------  --------
  SUB-TOTAL                          (104.6)    (27.4)    (36.1)    (31.8)    (25.1)   (120.4)

Non recurring items                      --       6.3      (7.8)       --      (3.2)     (4.7)
Foreign exchange conversion              --      (1.0)     (0.6)     (0.9)     (1.5)     (3.9)
Disengaged HSN Homes**                   --       0.0       0.0       0.0       0.9       0.9
                                   --------  --------  --------  --------  --------  --------
  TOTAL                            $  177.0  $   42.3  $   46.9  $   56.6  $   90.5  $  236.3
                                   ========  ========  ========  ========  ========  ========

USA ENTERTAINMENT

USA Network                        $  312.1  $   97.2  $  105.3  $   87.2  $  105.6  $  395.2
Sci-Fi Channel                         68.9      24.2      24.9      22.4      30.2     101.7
Studios, net                           46.1      17.5       9.1       8.8      15.4      50.8
Trio, NWI, Crime, other emerging       (3.0)     (2.3)     (2.0)     (0.3)     (2.5)     (7.1)
USA Films                               6.4       2.2      (2.3)     (5.8)     (0.6)     (6.6)
                                   --------  --------  --------  --------  --------  --------
TOTAL                                 430.5     138.8     134.9     112.3     148.0     534.0


                                   ------------------------------------------------
EBITDA                                                  2001
                                   ------------------------------------------------
                                        Q1      Q2         Q3         Q4   YE 12/31
                                        --      --         --         --   --------
OPERATING BUSINESSES

HSN - U.S.**                       $   51.7  $   55.2  $   48.9  $   75.7  $  216.5**
Ticketing                              30.2      35.5      19.0      21.5     106.2
Hotel Reservations                     15.8      21.0      21.8      22.9      81.5
Expedia (transaction pending)           4.5      17.7      16.4      22.2      60.9
Precision Response                     10.0      10.2       7.9       6.2      34.3
Personals                               0.3       2.8       5.8       7.6      16.5
Corporate and other                    (7.9)     (8.2)     (8.1)     (7.0)    (31.2)
                                   --------  --------  --------  --------  --------
  SUB-TOTAL                           104.7     134.3     111.7     149.0     484.7

EMERGING BUSINESSES

Citysearch and related                (11.8)    (11.0)    (10.8)     (9.9)    (43.4)
HSN - international and other          (0.8)     (1.6)    (12.4)     (7.7)    (22.6)
ECS/Styleclick                        (16.9)    (14.5)    (14.4)     (7.8)    (53.6)
                                   --------  --------  --------  --------  --------
  SUB-TOTAL                           (29.4)    (27.1)    (37.6)    (25.4)   (119.6)

Non recurring items                      --      (4.8)    (12.3)     (3.1)   (20.1)
Foreign exchange conversion            (0.9)     (1.0)      0.9      (0.2)    (1.2)
Disengaged HSN Homes**                  0.0       0.0       0.0       0.0     15.0**
                                   --------  --------  --------  --------  --------
  TOTAL                            $   74.3  $  101.5  $   62.7  $  120.3  $  358.8
                                   ========  ========  ========  ========  ========

USA ENTERTAINMENT

USA Network                        $  112.2  $  119.3  $  113.7  $   84.9  $  430.1
Sci-Fi Channel                         29.7      27.8      23.9      26.1     107.5
Studios, net                           21.5      20.2      17.6      15.9      75.2
Trio, NWI, Crime, other emerging       (1.7)     (2.4)     (3.1)     (4.4)    (11.5)
USA Films                              (1.0)      0.6       0.4       1.9       2.0
                                   --------  --------  --------  --------  --------
TOTAL                                 160.7     165.6     152.6     124.4     603.3



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. ** Quarterly HSN disengagement amounts will be pro forma'd fully beginning in 2002.
As filed with the Securities and Exchange Commission on January 29, 2002.

    THESE EBITDA FIGURES ARE PRO FORMA FOR PENDING EXPEDIA AND VIVENDI
                          TRANSACTIONS.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
PRO FORMA RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.

                                                       ---------    -------------------------------------------------------------
P&L                                                      1999                                   2000
                                                       ---------    -------------------------------------------------------------
                                                       YE 12/31*       Q1*          Q2*          Q3*          Q4         YE 12/31
                                                       ---------    ---------    ---------    ---------    ---------    ---------
                                     Date Reported:     02/01/01     04/25/01     07/25/01     10/24/01     01/29/02     01/29/02
Revenues, net                                            3,815.6      1,112.4      1,134.9      1,109.9      1,313.2      4,667.7

Operating costs and expenses:
  Costs related to revenues                              2,301.7        665.6        676.3        669.1        801.3      2,812.4
  Other costs and expenses                                 855.1        244.9        264.1        269.6        270.6      1,046.3
  Amort. of non-cash distribution
  and marketing expense                                      0.0          1.6          1.3          2.7          7.1         11.7
  Depreciation                                             119.2         36.5         44.6         38.3         59.3        179.8
  Amortization of goodwill                                 374.0        108.0        110.5        113.6        280.7        579.0
                                                       ---------    ---------    ---------    ---------    ---------    ---------
    Total operating costs                                3,650.1      1,056.5      1,096.8      1,093.2      1,419.0      4,629.1
                                                       ---------    ---------    ---------    ---------    ---------    ---------
    Operating income                                       165.4         55.9         38.0         16.7       (105.8)        38.6

Interest expense, net                                      (50.2)        (8.6)        (7.9)        (8.2)       (10.3)       (34.8)
Gain on disposition of television station                    0.0          0.0          0.0          0.0          0.0          0.0
Gain on sale of securities                                  89.7          0.0          0.0          0.0          0.0          0.0
Other, net                                                  (4.9)        (0.6)        (1.9)        69.9        (18.1)        49.3
                                                       ---------    ---------    ---------    ---------    ---------    ---------
                                                            34.6         (9.2)        (9.8)        61.7        (28.3)        14.5
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Earnings before income taxes and
  minority interest                                        200.1         46.7         28.2         78.4       (134.1)        53.1

Income tax expense                                         (83.9)       (30.3)       (29.6)       (25.6)       (26.3)      (102.9)
Minority interest                                         (136.7)       (40.4)       (30.2)       (66.7)        82.9        (81.3)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Loss before cumulative effect of accounting change         (20.5)       (23.9)       (31.6)       (13.9)       (77.5)      (131.1)
                                                       =========    =========    =========    =========    =========    =========

Cumulative effect of accounting change, net of tax           0.0          0.0          0.0          0.0          0.0          0.0
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net loss from continuing operations                        (20.5)       (23.9)       (31.6)       (13.9)       (77.5)      (131.1)
                                                                                              =========    =========    =========

Weighted average diluted shares                            352.6        361.9        363.6        367.8        368.3        366.0
                                                       =========    =========    =========    =========    =========    =========
Weighted average fully converted shares                    745.8        752.5        724.7        729.0        751.8        753.8
                                                       =========    =========    =========    =========    =========    =========

Basic earnings per share                               $    (.06)   $     .07    $    (.09)   $    (.04)   $    (.21)   $    (.36)
                                                       =========    =========    =========    =========    =========    =========
Diluted earnings per share                             $    (.06)   $     .07    $    (.09)   $    (.04)
                                                       =========    =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .12    $     .01    $    (.02)   $    (.02)
                                                       =========    =========    =========    =========    =========    =========

EBITDA                                                     658.7        201.9        194.4        171.2        241.3        809.0
                                                       =========    =========    =========    =========    =========    =========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                   $    (.11)   $    (.07)   $    (.07)   $    (.08)   $    (.09)   $    (.36)
                                                       =========    =========    =========    =========    =========    =========
Cash net income earnings per share                                  $     .11    $     .17    $     .16    $     .13    $    (.27)
                                                       =========    =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .05    $    (.01)   $    (.01)   $    (.02)
                                                       =========    =========    =========    =========    =========    =========
Fully converted cash net income earnings per share                  $     .09    $     .11    $     .10
                                                       =========    =========    =========    =========    =========    =========

                                                       -------------------------------------------------------------
P&L                                                                                2001
                                                       -------------------------------------------------------------
                                                          Q1*          Q2*          Q3*          Q4         YE 12/31
                                                       ---------    ---------    ---------    ---------    ---------
                                     Date Reported:     04/25/01     07/25/01     10/24/01     01/29/02     01/29/02
Revenues, net                                            1,315.7      1,371.4      1,256.3      1,346.5      5,284.8

Operating costs and expenses:
  Costs related to revenues                                800.2        831.7        746.7        831.3      3,208.4
  Other costs and expenses                                 285.4        290.5        312.5        298.3      1,182.7
  Amort. of non-cash distribution
  and marketing expense                                      8.0          6.6          5.2          6.5         26.4
  Depreciation                                              48.7         57.6         51.2         63.4        223.0
  Amortization of goodwill                                 100.2        100.8        103.0        100.8        403.1
                                                       ---------    ---------    ---------    ---------    ---------
    Total operating costs                                1,242.5      1,287.3      1,218.6      1,300.4      5,048.7
                                                       ---------    ---------    ---------    ---------    ---------
    Operating income                                        73.2         84.2         37.7         46.1        241.2

Interest expense, net                                      (11.4)       (12.9)       (10.1)       (14.0)       (48.4)
Gain on disposition of television station                    0.0          0.0          0.0          0.0          0.0
Gain on sale of securities                                   0.0          0.0          0.0          0.0          0.0
Other, net                                                  (6.5)       (13.7)       (12.9)       (26.4)       (59.6)
                                                       ---------    ---------    ---------    ---------    ---------
                                                           (17.9)       (26.6)       (23.1)       (40.4)      (108.1)
                                                       ---------    ---------    ---------    ---------    ---------
Earnings before income taxes and
  minority interest                                         55.3         57.5         14.7          5.7        133.2

Income tax expense                                         (25.5)       (22.8)       (21.9)       (37.7)      (107.3)
Minority interest                                          (49.3)       (45.0)       (33.2)       (25.0)      (152.5)
                                                       ---------    ---------    ---------    ---------    ---------
Loss before cumulative effect of accounting change         (19.5)       (10.3)       (40.4)       (56.9)      (127.2)

Cumulative effect of accounting change, net of tax          (9.2)         0.0          0.0          0.0         (9.2)
                                                       ---------    ---------    ---------    ---------    ---------
Net loss from continuing operations                        (28.7)       (10.3)       (40.4)       (56.9)      (136.4)
                                                       =========    =========    =========    =========    =========

Weighted average diluted shares                            370.2        373.8        376.4        377.1        374.1
                                                       =========    =========    =========    =========    =========
Weighted average fully converted shares                    758.0        763.4        737.6        760.9        765.3
                                                       =========    =========    =========    =========    =========

Basic earnings per share                               $    (.05)   $    (.03)   $    (.11)   $    (.15)   $    (.34)
                                                       =========    =========    =========    =========    =========
Diluted earnings per share                             $    (.05)   $    (.03)   $    (.08)
                                                       =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .02    $     .03    $    (.01)
                                                       =========    =========    =========    =========    =========

EBITDA                                                     230.1        249.3        197.1        216.8        893.7
                                                       =========    =========    =========    =========    =========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                   $    (.05)   $    (.02)   $    (.08)   $    (.13)   $    (.34)
                                                       =========    =========    =========    =========    =========
Cash net income earnings per share                     $     .16    $     .20    $     .13    $     .04    $     .40
                                                       =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .02    $     .04         (.01)
                                                       =========    =========    =========    =========    =========
Fully converted cash net income earnings per share     $     .12    $     .14    $     .10
                                                       =========    =========    =========    =========    =========

* AS REPORTED.  MAY NOT AGREE WITH PROFORMA REVENUE AND EBITDA RESULTS ABOVE.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

      THIS P&L DOES NOT GIVE AFFECT TO PENDING EXPEDIA AND VIVENDI TRANSACTIONS.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES.


                                            ---------------------------------------------    ---------------------------------------
                                                               2000                                         2001
                                            ---------------------------------------------    ---------------------------------------
                                              Q1        Q2        Q3        Q4       YE       Q1      Q2        Q3       Q4      YE
                                              --        --        --        --       --       --      --        --       --      --
HSN-US

    Units shipped                              8.5       8.1       8.6      10.0     35.2      8.6     9.0      9.5     11.4    38.5
    Gross profit %                           34.9%     35.7%     35.8%     33.6%    34.9%    33.5%   34.4%    34.3%    33.9%   34.0%
    Return rate                              20.6%     19.4%     19.8%     18.8%    19.6%    19.6%   19.6%    19.0%    17.9%   19.0%
    Product mix:
      Homegoods                                49%       46%       48%       54%      50%      50%     49%      52%      53%     51%
      Jewelry                                  24%       27%       26%       24%      25%      25%     26%      24%      25%     25%
      Health / Beauty                          13%       15%       12%       10%      12%      11%     12%      10%      10%     11%
      Apparel / Accessories                    14%       12%       14%       12%      13%      14%     13%      14%      12%     13%
    HSN cable / DBS HH (end of period)        62.3      63.5      64.9      65.9     65.9     68.4    69.5     71.5     73.4    73.4
    HSN total HH (end of period)              75.5      76.7      76.2      77.1     77.1     80.2    82.8     82.8     83.0    83.0
    America's Store FTE's (end of period)      8.5       8.8       8.9       8.8      8.8      8.4     9.4     10.8     11.6    11.6


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN
IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS
IN MILLIONS EXCEPT REVENUE PER TICKET AND PERCENTAGES.

                                    ------     --------------------------------------     -----------------------------------------
                                     1999                      2000                                          2001
                                    ------     --------------------------------------     -----------------------------------------
                                      YE        Q1      Q2      Q3      Q4       YE        Q1       Q2        Q3      Q4       YE
                                    ------     --------------------------------------     -----------------------------------------
TICKETMASTER

  Number of tickets sold (mm)         75.0      21.8    22.3    20.2    18.7     83.0      23.6     23.5      19.3    20.3     86.7

  Gross value of tickets sold (mm)  $2,781     $ 812   $ 881   $ 782   $ 782   $3,256     $ 937   $1,016     $ 788   $ 870   $3,611

  Share of tickets sold online        13.4%     19.6%   25.5%   25.6%   27.9%    24.5%     29.5%    33.2%     31.9%   33.9%    32.1%

  Revenue per ticket                $ 5.25     $5.44   $5.89   $5.67   $5.87   $ 5.71     $5.96   $ 6.29     $6.20   $6.00   $ 6.11

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS

                            -----     ---------------------------------------------    ---------------------------------------------
                             1999                         2000                                              2001
                            -----     ---------------------------------------------    ---------------------------------------------
                             YE        Q1        Q2        Q3        Q4        YE        Q1        Q2        Q3        Q4       YE
                            -----     ---------------------------------------------    ---------------------------------------------
HOTEL RESERVATIONS NETWORK

  Hotel room nights sold
    (thousands)             1,229       429       587       717       700     2,433       799     1,030     1,227     1,187    4,243

  Affiliates (including
    TravelNow)                        6,000    10,500    13,400    16,200    16,200    18,649    20,857    22,793    23,808   23,808

  Properties                1,500     1,750     1,925     2,100     2,600     2,600     3,084     3,374     3,890     4,567    4,567

  Cities served                40        49        60        83        97        97       135       146       171       178      178

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS
IN THOUSANDS

                                  --------------------------------------------    --------------------------------------------
                                                  CY 2000 (a)                                     CY 2001 (a)
                                  --------------------------------------------    --------------------------------------------
                                     Q1          Q2          Q3          Q4          Q1          Q2          Q3          Q4
                                  --------------------------------------------    --------------------------------------------
EXPEDIA (TRANSACTION PENDING)

  Total gross bookings (b)        $401,000    $450,000    $467,000    $475,000    $674,000    $802,000    $723,000    $704,000

  Total transactions (c)             1,022       1,186       1,306       1,318       1,780       2,241       2,222       2,229

  Average monthly Media
    Metrix reach (d)                 5,933       6,819       6,389       5,417       6,969       7,502       9,410       9,238

  Expedia.com conversion (e)           3.8%        4.1%        4.8%        6.0%        5.7%        7.0%        5.5%        5.2%

  Expedia new purchasing
    customers (f)                      355         447         464         504         671         904         918         870

  Expedia cumulative purchasing
    customers (g)                    1,518       1,965       2,428       2,932       3,603       4,507       5,424       6,294

  Expedia quarterly unique
    purchasing customers (h)           540         670         741         790       1,007       1,336       1,393       1,383

a Expedia's fiscal year end is June 30. Presented here as Calender Year Ended December 31.

b Gross bookings represents the total value of travel booked through the Expedia, VacationSpot, and WWTE sites.

c Transactions represents the number of reservations and purchases transacted through the Expedia and WWTE sites.

d Average monthly Media Metrix reach represents the unduplicated reach for the Expedia and VacationSpot sites.

e Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.

f Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.

g Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.

h Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS

OPERATING ESTIMATES (PRO FORMA FOR PENDING TRANSACTIONS)
FOR THE NEXT TWELVE MONTHS (ROUNDED)


     Primary consumer web sites                                                15
     Average number of new customers added daily                           30,000
     Active / registered customers                                     17 million
     Customer database                                                 65 million

     Customer inbound telephone minutes                                 1 billion
     Customer inbound telephone calls                                 315 million
     Orders processed                                                  75 million
     Credit card transactions                                          60 million
     Items shipped                                                     40 million

     In-house merchants                                                       200
     Merchandise SKUs processed                                            60,000
     Telephone operator positions                                          10,000
     Ticketing outlets                                                      3,430
     Call centers                                                              34
     Fulfillment center square feet                                   2.5 million

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA
INTERACTIVE)

OPERATING METRICS

IN MILLIONS

CAPITALIZATION (pro forma for pending transactions)
(AS OF 1/23/02)


    Ticker (NASDAQ)                                   USAI

    USAi Common Stock                                307.5
    USAi Class B                                      49.6
    USAi Exchangeable Common Stock                    31.6
    USAi Exchangeable Class B                          1.6
                                                 ----------
      Total Shares Outstanding                       390.3

    Estimated dilutive options (treasury              25.0
    method)
                                                 ----------
    Fully diluted shares                             415.3
                                                 ==========

    Outstanding equity cap                       $10.2 billion

    Fully diluted equity cap                     $10.8 billion

    EXCLUDES VIVENDI'S REMAINING 56.6 MILLION SHARES PRO FORMA THE PENDING TRANSACTION, AS THE COMPANY BELIEVES THESE SHARES SHOULD BE VIEWED AS TREASURY, ALTHOUGH THE AMOUNT OF SHARES TREATED AS TREASURY WILL BE LOWER AT STOCK PRICES GREATER THAN $40.82, AS DISCUSSED IN USA'S 8-K FILING WITH THE SEC DATED DECEMBER 17, 2001.

--------------------------------------------------------------------------------

BUSINESS MIX (pro forma for pending transaction)


    Revenue sources (Q4 '01):
      Merchandise                                      55%
      Online travel/hotel rooms                        22%
      Ticketing                                        13%
      Teleservices / ECS                                8%
      Personals                                         2%
                                                 ----------
      Commerce                                        100%
                                                 ==========

      Interactive (online and TV) (% of total)         85%
      International (% of total)                       12%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on January 29, 2002.